UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                               _________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  July 15, 2008

                             TRANS-LUX CORPORATION
                             ---------------------
             (Exact name of registrant as specified in its charter)


     Delaware                           1-2257                   13-1394750
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(State or other jurisdiction         (Commission                (I.R.S. Employer
 of incorporation)                   File Number)            Identification No.)


                      26 Pearl Street, Norwalk, CT  06850
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (203) 853-4321



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
Item 2.01       Completion of Acquisition or Disposition of Assets

                On July 21, 2008, Trans-Lux Corporation issued a press release announcing the consummation of the sale of its Entertainment Division. A copy of the press release is furnished as Exhibit
                99.1 and a copy of the Asset Purchase Agreement dated July 7, 2008 with Storyteller Theaters Corporation is furnished as
                Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.


Item 9.01       Financial Statements and Exhibits

          (d)   Exhibits.

          99.1  Press release dated July 21, 2008
          99.2 Asset Purchase Agreement dated July 7, 2008 with Storyteller Theaters Corporation



                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                                           TRANS-LUX CORPORATION



                                           by:   /s/ Angela D. Toppi
                                              --------------------------
                                              Angela D. Toppi
                                              Executive Vice President
                                              and Chief Financial Officer






Dated:  July 21, 2008